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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    Form 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

Date of Report (date of earliest event reported)       December 1, 1997
                                                --------------------------------



                                 BESTWAY, INC.
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             (Exact name of registrant as specified in its charter)




Delaware                                0-8569                   81-0332743
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(State of other jurisdiction    (Commission File Number)         (IRS Employer
of incorporation)                                                 Identification
                                                                  Number)



7800 N. Stemmons, Suite 320, Dallas, Texas                         75247
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(Address of principal executive offices)                          (Zip code)



        Registrant's telephone number, including area code (214)630-6655
                                                           -------------


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ITEM 5. OTHER EVENTS

         Pursuant to the Third Amendment to First Amended and Restated Revolving Credit Loan Agreement, by and among the Company, Comerica Bank-Texas, the Company's senior secured lender, and certain subsidiaries of the Company, on November 18, 1997, the Company, among other things, increased the maximum amount of revolving credit under such loan agreement from $7,500,000 to $8,500,000 and extended the termination date of such agreement by two years from November 18, 1997 to November 30, 1999.

ITEM 7. EXHIBITS

         (c)      Exhibits

                  28.1 Third Amendment to First Amended and Restated Revolving Credit Loan Agreement
                           Filed herewith as "Exhibit 28.1"


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                        BESTWAY, INC.
                                               ---------------------------------



                                               By: /s/ Beth A. Durrett
                                                   -----------------------------
                                                   Beth A. Durrett
                                                   Senior Vice President-Finance
                                                   of the Registrant


Date:    December 1, 1997
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                              INDEX TO EXHIBITS


Exhibit
Number                          Description
-------                         -----------
  28.1                          Third Amendment to First Amended and Restated
                                Revolving Credit Loan Agreement.